American Century Quantitative Equity Funds, Inc. Prospectus Supplement NT Small Company Fund
Supplement dated June 24, 2010 ¡ Prospectus dated November 1, 2009

The following replaces the Portfolio Managers section on page 4 of the prospectus.

Portfolio Managers

Brian L. Garbe, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2010.

Tal Sansani, CFA, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2005.

The following replaces The Fund Management Team section on page 8 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Brian L. Garbe

Mr. Garbe, Vice President and Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2010. From 1999 to 2010, he was senior vice president, portfolio manager and director of research and trading for City National Bank.  He has a bachelor’s degree in mathematics-applied science (economics) with a specialization in computer programming, and an MBA, both from the University of California, Los Angeles.

Tal Sansani

Mr. Sansani, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since joining American Century Investments in 2005 as an associate quantitative analyst.  He became a portfolio manager in 2010. Prior to joining American Century, he was a lead consultant for the UCLA College Library Instructional Computing Commons. He has bachelor’s degree in mathematics-applied science (economics) from the University of California, Los Angeles. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation and their ownership of fund securities.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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